SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report: May 1, 2003



                             HEALTHSOUTH Corporation

                          -----------------------------

             (Exact Name of Registrant as Specified in its Charter)


       Delaware                       1-10315                63-0860407
     -------------                  -----------            -------------
     State or Other                (Commission            (I.R.S. Employer
Jurisdiction of Incorporation       File Number)          Identification No.)
  or Organization)


  One HEALTHSOUTH Parkway
  Birmingham, Alabama                                        35243
  ---------------------------                               ---------
  (Address of Principal                                    (Zip Code)
  Executive Offices)


Registrant's Telephone Number,
   Including Area Code:                                   (205) 967-7116

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE


         On May 1, 2003, HEALTHSOUTH Corporation issued the following press release:


                                                           FOR IMMEDIATE RELEASE
                                                                     MAY 1, 2003

                        HEALTHSOUTH CONTINUES DISCUSSIONS
                          WITH LENDERS AND NOTEHOLDERS

BIRMINGHAM, Alabama - HealthSouth Corporation (OTC Pink Sheets:HLSH) announced today that it remains in discussions with the lenders under its credit facility and representatives of its senior noteholders and certain of its subordinated indebtedness, even though its previously disclosed forbearance agreement with its credit facility lenders has now expired and it has failed to make required interest payments on any of its outstanding indebtedness beyond applicable grace periods. HealthSouth also said that it had determined to terminate the remaining unavailable commitments under its credit facility to avoid incurring additional commitment fees. Based on its regular and continuing discussions, HealthSouth believes that its lenders and noteholders are unlikely to initiate legal action against the Company at this time and will continue to work with the Company while PricewaterhouseCoopers and Alvarez & Marsal complete their review of HealthSouth's financial condition.

HealthSouth noted that it has not entered into a new forbearance agreement with the lenders under its credit facility or with the holders of any other indebtedness and, therefore, that no assurance could be given that any of its lenders, noteholders or other creditors would not seek to enforce their respective rights.

The Company said that its Board of Directors, together with outside advisors, is working to maintain the stability of its operations and restore HealthSouth's long-term viability.

"The Board of Directors is working diligently to develop a plan for HealthSouth's future," said Interim Chief Executive Officer Robert P. May. "Our operations continue to be strong, and we have ample liquidity for our current operations. HealthSouth's nearly 50,000 employees across the country are focused on the right things - treating our patients and providing outstanding clinical outcomes. Our Board and new management team will continue to focus HealthSouth's resources on our core business of healthcare."

HealthSouth is the nation's largest provider of outpatient surgery, diagnostic imaging and rehabilitative healthcare services, with nearly 1,700 locations in all 50 states, the United Kingdom, Australia, Puerto Rico, Saudi Arabia and Canada. HealthSouth can be found on the Web at www.healthsouth.com.

Statements contained in this press release which are not historical facts are forward-looking statements. In addition, HealthSouth, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates based upon current information, involve a number of risks and uncertainties and are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. HealthSouth's actual results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors, including those identified in this press release and in the public filings made by HealthSouth with the Securities and Exchange Commission, including HealthSouth's Annual Report on Form 10-K for the year ended December 31, 2001 and its Quarterly Reports on Form 10-Q, and forward-looking statements contained in this press release or in other public statements of HealthSouth or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

                                       ###

           FOR MORE INFORMATION CONTACT ANDY BRIMMER AT 205-410-2777.

    ------------------------------------------------------------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 1, 2003.


                                            HEALTHSOUTH CORPORATION


                                           By      /s/  WILLIAM W. HORTON
                                               --------------------------------
                                                        William W. Horton
                                                    Executive Vice President
                                                      and Corporate Counsel